Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Nos. 33-94568, 333-2626, and 333-4980 on Forms S-8 each of Crossmann Communities, Inc. of our report dated January 22, 2002, appearing in this Annual Report on Form 10-K of Crossmann Communities, Inc. for the year ended December 31, 2001.



                                        DELOITTE & TOUCHE LLP
                                        Indianapolis, Indiana

February 8, 2002